UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2012 (July 30, 2012)

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Signature Group Holdings, Inc. (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2012 for the purpose of disclosing the final voting results for matters submitted to a vote at its annual meeting of stockholders held on July 24, 2012 (the “Annual Meeting”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2012, the independent inspector of election for the Annual Meeting, IVS Associates, Inc., delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

Election of Directors. The Company’s stockholders elected the following nominees as directors until the 2013 annual meeting of stockholders: G. Christopher Colville, John Koral, Patrick E. Lamb, Craig F. Noell and Philip G. Tinkler. These nominees represented the Board of Director’s entire slate of nominees. The complete tabulation of voting results for the election of directors is set forth below.

Board of Director Nominees	Votes FOR	Votes AGAINST/WITHHELD
G. Christopher Colville	57,447,716	1,040,089
John Koral	56,952,727	1,535,078
Patrick E. Lamb	57,457,770	1,030,035
Craig F. Noell	57,439,652	1,048,153
Philip G. Tinkler	57,445,475	1,042,330

Opposition Nominees	Votes FOR	Votes AGAINST/WITHHELD
James A. McIntyre	44,307,537	1,202,193
J. Hunter Brown	44,316,979	1,192,751
Barton I. Gurewitz	44,316,348	1,193,382
Robert A. Peiser	44,317,504	1,192,226
Joyce White	44,313,533	1,196,197

Approval of Amendment to the 2006 Plan. The Company’s stockholders voted to approve an amendment to the Amended and Restated Signature Group Holdings, Inc. 2006 Performance Incentive Plan (the “2006 Plan”) that increased the authorized number of shares of common stock of the Company that may be issued under the 2006 Plan, by the votes indicated below:

For	Against	Abstain
53,081,045	50,645,856	270,632

Ratification of Independent Accounting Firm. The Company’s stockholders ratified the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2012, by the votes indicated below:

For	Against	Abstain
101,911,273	1,987,655	156,113

Adjournment. The Company’s stockholders approved the adjournment of the Annual Meeting to a later date or dates to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the proposal to amend the Amended and Restated Articles of Incorporation to increase the authorized shares of Company common stock, by the votes indicated below:

For	Against	Abstain
55,575,748	48,112,250	309,536

The proposal submitted to stockholders at the Annual Meeting to approve an amendment to the Company’s Amended and Restated Articles of Incorporation has not been tabulated and certified by IVS Associates, Inc., since the Annual Meeting was adjourned to a later date with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

On August 7, 2012, the Company issued a press release regarding the final voting results of the Annual Meeting.

The press release issued on August 7, 2012, is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that Section unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 7, 2012, issued by Signature Group Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: August 7, 2012	By:	/s/ David N. Brody
	Name: Title:	David N. Brody Sr. Vice President, Counsel & Secretary